UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee,  WI  53202
(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
3565 South Las Vegas Blvd, #403
Las Vegas, NV 89109
(Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2012

REYNOLDS BLUE CHIP GROWTH FUND Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

REYNOLDS BLUE CHIP GROWTH FUND

November 23, 2012

Dear Fellow Shareholders:

Performance highlights (September 30, 2012)
The Reynolds Blue Chip Growth Fund has a 5 Star(1) overall rating from Morningstar.  This is Morningstar’s highest overall mutual fund rating.  The performance of the Reynolds Blue Chip Growth Fund (the “Fund” or the “Blue Chip Fund”) in the twelve months ended September 30, 2012 was +26.82%.  The performance of the Standard & Poor’s 500 Index(2) during that same period was +30.20%.  The annualized average total returns of the Reynolds Blue Chip Growth Fund for the 1-year, 3-year, 5-year and 10-year periods through September 30, 2012 were +26.82%, +12.09%, +13.11%, and +11.71%, respectively.  The annualized average total returns for the Fund’s benchmark, the Standard & Poor’s 500, for the 1-year, 3-year, 5-year and 10-year periods through September 30, 2012 were +30.20%, +13.20%, +1.05%, and +8.01%, respectively.  The performance of the Reynolds Blue Chip Growth Fund was +14.75% in the nine months ended September 30, 2012.  The performance of the Standard & Poor’s 500 Index during that same period was +16.44%.

One Year	Three Year Average	Five Year Average	Ten Year Average
Returns	Annual Returns	Annual Returns	Annual Returns

Reynolds Blue Chip Growth Fund

Standard & Poor’s 500(2)

(1)
The top 10% of all mutual funds in Morningstar’s universe of mutual funds are awarded a 5 Star Rating.  This is out of 1,514 funds in Morningstar’s Large Growth Category which is the Fund’s Morningstar Category.  The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five-, and ten -year (if applicable) ratings, based on risk-adjusted returns.  For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  Past performance is no guarantee of future results.

(2)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding.)  Stocks may be added or deleted from the Index from time to time.

Investment Strategy
We had an extremely high cash position in the Reynolds Blue Chip Growth Fund during the period from October 2007 to March 2009 when the stock market was in a correction phase.  We started buying near the market bottom in March 2009.  We believe that stocks are selling at attractive valuations based on historical valuation measures.  One of these valuation measures is a company’s price earnings ratio relative to inflation, interest rates and the economic outlook.  Another valuation measure is a company’s price earnings ratio relative to its forecasted earnings growth rate (the PEG ratio).  Many stocks of high quality companies are currently selling at PE ratios and PEG ratios toward the lower end of their historical ranges and we believe that they are attractively valued.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued, although at a modest pace, so far in 2012.  The U.S. economic recovery continues to be affected by a number of secular factors that are altering the pace and composition of growth.  The economy in 2012 is being affected by high unemployment, greater prudence and less speculation in lending, reduced government spending for the last eight straight quarters except for the most recent quarter, and weakness overseas.  The U.S. economy is growing, but at a lower than ideal rate.  For example, growth of 3% or better is needed to meaningfully reduce unemployment which is currently around 8%.  The Federal Reserve Board’s (the Fed’s) second round of economic stimulus named “Operation Twist”, which involves purchasing longer term maturity Treasury Bonds and selling shorter term maturity Treasury Bonds, is continuing until December 31, 2012.  This stimulus has tended to moderately lower longer term interest rates and added a moderate amount to economic growth.  The Fed’s third round of economic stimulus named “QE3”, which involves purchasing $40 billion per month of open-ended mortgage-backed securities, has begun.  U.S. Gross Domestic Product (GDP) expanded at a preliminary estimated inflation-adjusted annual rate of 2% in the quarter ended September 30, 2012 helped by a strong private sector including strong consumer spending, which accounted for most of the increase in GDP, and a surge in government spending.  Many economists believe that the surge in government spending in the third quarter, which was led by defense spending, is only a temporary rebound from weak defense spending earlier in the year and will decline again as planned spending cuts take hold and lawmakers focus on trimming the nation’s deficit.  The economy grew at a 1.3% rate in the second quarter and at a 2.0% rate in the first quarter.  For the next six months the outlook remains for modest, but less than ideal growth, accompanied by high unemployment, modest inflation pressures, no change in the Federal Reserve policy on the federal funds rate, a strong private sector and a weak public sector.  The economy will continue to be characterized by large fiscal deficits.  GDP increased 1.8% in 2011 and 2.4% in 2010, after decreasing 3.6% in calendar 2009, after no change (0.0%) in calendar 2008, and increasing 2.1% in 2007.  Only modest GDP gains are forecast for the next two years.  The economy is more likely to slow than accelerate in the next coming months.  U.S. GDP is forecast to expand at a 1.4% rate in the quarter ended December 31, 2012 and at 2.1% for the year ended December 31, 2012 and 1.6% for 2013.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs.  Inflation, as measured by the Consumer Price Index, increased 3.1% in 2011 and 1.6% in 2010 after decreasing 0.3% in 2009, increasing 3.8% in 2008, and increasing 2.9% in 2007.  U.S. inflation is estimated to have increased 1.6% in the third quarter of 2012, after increasing 1.9% and 2.8% in the second and first quarters of 2012, respectively.  U.S. inflation is forecast to increase 2.1% in 2012 and 2.4% in 2013.

There are some current and potential economic and investment negatives at the present time including: (1) U.S. and worldwide economic growth has recently slowed; (2) a package of tax increases and cutbacks on government spending (“the fiscal cliff”) are set to automatically begin on January 1, 2013 unless Congress acts to avoid it; (3) unemployment at 7.9% is still high as hiring continues cautiously; (4) exports recently contracted for the first time in more than three years; (5) business spending has been weak as businesses are worried about slower growth; (6) many companies have recently reported disappointing sales and earnings and given profit warnings; (7) there are concerns about U.S. tax and spending policies; (8) mortgage rates are low, but mortgage credit is still somewhat tight; (9) the U.S. deficit needs to be reduced; (10) there are major economic problems with some individual Euro-zone countries such as Greece, Italy, Portugal, and Spain which may continue for some time; (11) Europe is in a recession; and (12) growth in China should remain below trend for the next couple years.

Some current and potential economic and investment positives are: (1) consumer spending, which accounts for about 71% of the economy, expanded in the most recent quarter at the fastest pace in the last year; (2) consumer sentiment is at a five year high; (3) residential investment rose for the sixth consecutive quarter as home sales are picking up along with residential construction; (4) employment and payrolls are increasing; (5) there has been recent growth in commercial construction; (6) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in merger and acquisition activity; (7) the economy has grown in the last twelve quarters and growth should continue in the near term; (8) growth in the service sector is broadening; (9) manufacturing production is strong; (10) businesses have been able to use the credit markets to strengthen their balance sheets; (11) short-term interest rates remain low helped by a low Fed Funds rate; (12) long-term Treasury rates are low, (13) European bailout funds have been expanded; (14) current valuations of stocks are at the lower end of historical ranges; (15) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; and (16) China’s economic growth rate seems to be stabilizing.

The World Economy
The global economic recovery that started in mid-2009 has continued in 2012.  Global economic activity slowed considerably in the last seven quarters.  The World Economy increased 4.0% in 2011 and 4.8% in 2010 after decreasing 0.8% in 2009 and is forecast to increase

2.7 % in 2012 and 2.8% in 2013.  The Euro-zone is currently in a recession and is currently the weakest economic area among industrialized countries.  Europe has been implementing significant fiscal retrenchment which is slowing their economic growth.  The biggest risk to Euro-zone economic growth is related to the potential sovereign government debt crises that have appeared.  The Euro-zone increased 1.5% in 2011 and 1.7% in 2010 after decreasing 4.0% in 2009.  Euro-zone real GDP has decreased over the last four quarters.  The Euro-zone is forecast to decrease 0.5% in 2012 and increase 0.6% in 2013.  Several Euro-zone countries including Italy and Spain have slipped into a recession.

The United Kingdom’s GDP increased 0.7% in 2011 and 1.3% in 2010 after decreasing 4.9% in 2009 and is forecast to have 0.0% growth in 2012 and increase 1.2% in 2013.  Recent data suggest that economic activity in the U.K. is starting to strengthen.  Japan decreased 0.7% in 2011 and increased 4.0% in 2010 after decreasing 5.2% in 2009 and is forecast to increase 2.3% in 2012 and increase 1.0% in 2013.  Korea increased 3.6% in 2011 and 6.2% in 2010 after increasing 0.2% in 2009 and is forecast to increase 2.3% in 2012 and 3.1% in 2013.  Canada increased 2.5% in 2011 and 3.1% in 2010 after decreasing 2.6% in 2009 and is forecast to increase 1.9% in 2012 and 2.0% in 2013.

Some developing countries in the world have been growing faster than the U.S. in the last few years.  Their economies continued to grow faster than the U.S. during the most recent worldwide economic slowdown and their economies are continuing to grow faster.  Recovery is strongest in Asia with China having the strongest growth among “advanced economies”.  Other Asian countries are having good growth rates as well.  The biggest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China.  China’s population is approximately 19% of the world’s total population of approximately seven billion.  In the second quarter of 2010 China overtook Japan and became the world’s second largest economy after the U.S.  It is the world’s fastest growing major economy.  Many economists believe that China has a particularly good long-term outlook.  Near term, however, there have been cross currents in China’s economic outlook and China’s growth rate has recently slowed to below 8%.  GDP increased 6.4% in 2011 and 10.4% in 2010 after increasing 8.5% in 2009 and is forecast to increase 7.6% in 2012 and 7.8% in 2013.

India’s population is approximately 17% of the world’s population.  It is the world’s second fastest growing major economy.  India’s economy increased 6.6% in 2011 and 8.4% in 2010 after increasing 6.8% in 2009 and is forecast to increase 5.6% in 2012 and 6.1% in 2013.

Brazil is Latin America’s biggest economy.  GDP increased 2.7% in 2011 and 7.5% in 2010 after decreasing 0.2% in 2009 and is forecast to increase 1.1% in 2012 and 3.0% in 2013.  Russia’s economy grew at 4.3% in 2011 and 4.0% in 2010 after decreasing 7.9% in 2009 and is forecast to increase 3.3% in 2012 and 3.4% in 2013.

Many worldwide larger multinational companies should be well positioned to benefit long-term from worldwide growth.  To the extent that some of these companies’ U.S. earnings are growing slower, this could be somewhat offset by their possible stronger foreign earnings.  The long-term strategy of the Reynolds Blue Chip Growth Fund is to be structured to benefit from this worldwide growth by investing in many of these leading multinational growth companies.

The Blue Chip Fund is positioned to participate in long-term worldwide growth trends through investments in multinational U.S. headquartered companies.  In addition, the Fund has investments in leading foreign headquartered companies, whose stocks or American Depositary Receipts (ADRs) trade in the United States.  These ADRs are denominated in dollars and they must use GAAP (Generally Accepted Accounting Principles) accounting to qualify as an ADR.  The Blue Chip Fund may hold up to 35% of its assets in ADRs.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations.  A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price.  Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience plus the overall economic and geopolitical environments and interest rates.  The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies.  These companies are defined as companies with a minimum market capitalization of $1 billion.  In the long-term these companies build value as their earnings grow.  This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(3) as of September 30, 2012

(3)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels.  Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.
(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.
(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC.  This Fund is offered as a money market alternative to our shareholders.  The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund.  This Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund
Reynoldsfunds.com website:  You can access current information about your investment holdings via our website, reynoldsfunds.com.  You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665.  You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value.  Additional information available (PIN number not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings and industry percentages.  Also, detailed statistics and graphs of past performances from a link to Morningstar for the Blue Chip Fund.

For automatic current daily net asset values:  Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”.  The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information:  Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions:  Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency:  Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly.  In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs.  These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent twice a year if, and when, any ordinary income or capital gains are distributed.

Tax reporting:  Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January.  The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment:  $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans:  All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan:  There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds.  This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan:  For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing:  Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund:  As often as desired – no charge.

NASDAQ symbols:  Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager:  Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load:  No front-end sales commissions or deferred sales charges (“loads”) are charged.  Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder.  These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment.  These fees reduce a shareholder’s return.  The Blue Chip Fund and First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

Our Board of Directors has declared a distribution effective November 26, 2012 of $0.62743 per share from long-term capital gains, payable November 26, 2012 to shareholders of record on November 23, 2012.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders.  We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.reynoldsfunds.com.

This shareholder letter is unaudited.

Reynolds Blue Chip Growth Fund
COST DISCUSSION (Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/01/12	Value 9/30/12	Period* 4/01/12-9/30/12
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$ 990.10	$7.51
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.62
*
Expenses are equal to the Fund’s annualized expense ratio of 1.51% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between April 1, 2012 and September 30, 2012).

Reynolds Blue Chip Growth FundMANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The Reynolds Blue Chip Growth Fund and the Standard & Poor’s 500 Index both appreciated strongly for the six month period ended March 31, 2012.  The Blue Chip Fund’s performance was +28.09% and the S&P 500’s performance was +25.89% during this period.  This strong appreciation for both the Fund and the S&P 500 was due to several reasons including: (1) interest rates were at historically low levels; (2) the continued positive effects of the stimulus program; (3) Gross Domestic Product (GDP) and corporate profits increased during this period; (4) the consensus economic forecast was for continued moderate growth; and (5) the stock market and many individual stocks in the Fund were particularly good value.  The Reynolds Blue Chip Growth Fund outperformed the Standard & Poor’s 500 Index (the Fund’s benchmark) during this period.  One reason for the Fund’s strong performance was that many of the Fund’s largest holdings outperformed the benchmark.  Some of these largest holdings were:  (1) Apple; (2) Cerner; (3) Dollar Tree; (4) Google; (5) Home Depot; (6) Macy’s; (7) Nordstrom; (8) O’Reilly Automotive; (9) Peet’s Coffee and Tea; (10) Pier One; (11) Priceline; (12) Qualcomm; (13) Ross Stores; (14) TJX; (15) Tractor Supply; (16) Ultimate Software;  and (17) Whole Foods Market.  In addition, good individual stock selection in general was an important contributor to this good performance.  Examples were: (1) Amazon; (2) CBS; (3) Chipotle Mexican Grill; (4) Citrix Systems; (5) Costco; (6) Diageo; (7) F5 Networks; (8) Hain Celestial; (9) Hubbell; (10) Lowes; (11) Lululemon Athletica; (12) Mastercard; (13) Monsanto; (14) PVH; (15) Temper-Pedic; (16) Union Pacific; and (17) Visa.

In the second half of the Blue Chip Fund’s fiscal year ended September 30, 2012 the Standard & Poor’s 500 Index was up 3.43% and the Fund was down 0.99%.  Some reasons for this flattish period in the S&P 500 and in the Fund were:  (1) the second stimulus program did not help the economy very much in general and the stimulus program was coming to an end; (2) near term GDP and some industry and company forecasts were lowered; (3) heightened concern about European sovereign debt problems; (4) increased concern about other Euro-zone problems; and (5) China’s near term economic growth estimates were lowered several times.  The main reason for the Fund’s underperformance was that many of the same stocks held in the Fund that outperformed the benchmark in the first half underperformed the benchmark in the second half.  Most of these companies that outperformed the benchmark in the first half are high quality growth companies whose earnings are growing faster than the overall market.  As a result, more is expected of these companies.  They can be more volatile than the market during flattish and correction periods and they were during this period.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN
1-YEAR	5-YEAR	10-YEAR
26.82%	13.11%	11.71%

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS:
Investments in securities, at value (cost $158,144,373)	$183,342,119
Cash	1,391,350
Receivable from investments sold	2,787,396
Receivable from shareholders for purchases	349,723
Dividends receivable	138,169
Prepaid expenses	48,568
Other receivables	238
Total assets	$188,057,563
LIABILITIES:
Payable for investments purchased	$1,550,289
Payable to shareholders for redemptions	189,767
Payable to adviser for management fees	154,135
Payable for distribution expenses	12,538
Other liabilities	78,096
Total liabilities	1,984,825
NET ASSETS:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 3,155,396 shares outstanding	164,442,964
Net unrealized appreciation on investments	25,197,746
Accumulated net realized loss on investments	(2,944,659)
Accumulated net investment loss	(623,313)
Net assets	186,072,738
Total liabilities and net assets	$188,057,563
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($186,072,738 ÷ 3,155,396 shares outstanding)	$58.97

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a)
COMMON STOCKS — 97.0% (a)
	Aerospace & Defense — 0.8%
1,700	BE Aerospace, Inc.*	$71,570
2,000	The Boeing Co.	139,240
4,100	Hexcel Corp.*	98,482
4,900	Honeywell International Inc.	292,775
1,100	Northrop Grumman Corporation	73,073
600	Precision Castparts Corp.	98,004
1,400	Raytheon Co.	80,024
1,700	Rockwell Collins, Inc.	91,188
1,900	Spirit AeroSystems Holdings Inc.*	42,199
4,200	Triumph Group, Inc.	262,626
3,900	United Technologies Corp.	305,331
		1,554,512
	Air Freight & Logistics — 0.1%
2,200	C. H. Robinson Worldwide, Inc.	128,810

	Airlines — 0.5%
3,600	Alaska Air Group, Inc.*	126,216
4,900	Allegiant Travel Co.*	310,464

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Airlines — 0.5% (Continued)
4,000	Delta Air Lines, Inc.*	$36,640
20,000	Hawaiian Holdings, Inc.*	111,800
3,600	JetBlue Airways Corp.*	17,244
1,100	Ryanair Holdings PLC - SP-ADR*	35,475
2,600	Spirit Airlines Inc.*	44,408
17,100	US Airways Group, Inc.*	178,866
		861,113
	Auto Components — 0.3%
2,600	BorgWarner, Inc.*	179,686
2,000	The Goodyear Tire &
	Rubber Company*	24,380
2,600	Johnson Controls, Inc.	71,240
1,200	Tenneco Inc.*	33,600
3,700	TRW Automotive Holdings Corp.*	161,727
		470,633
	Automobiles — 0.1%
600	Harley-Davidson, Inc.	25,422
2,100	Tata Motors Ltd. - SP-ADR	53,928
600	Tesla Motors, Inc.*	17,568
800	Winnebago Industries, Inc.*	10,104
		107,022
	Beverages — 2.0%
2,900	Anheuser-Busch
	InBev N.V. - SP-ADR	249,139
2,200	The Boston Beer Company, Inc.*	246,334
9,000	Coca-Cola Enterprises Inc.	281,430
4,800	Coca-Cola Femsa, S.A.B.
	de C.V. - SP-ADR	619,200
17,300	Constellation Brands, Inc.*	559,655
9,400	Cott Corp.*	74,260
7,800	Diageo plc - SP-ADR	879,294
4,100	Dr Pepper Snapple Group, Inc.	182,573
2,100	Fomento Economico Mexicano,
	S.A.B. de C.V. - SP-ADR	193,158
300	Monster Beverage Corporation*	16,248
6,100	PepsiCo, Inc.	431,697
		3,732,988
	Biotechnology — 3.5%
1,900	ACADIA Pharmaceuticals Inc.*	4,807
6,700	Affymax Inc.*	141,102
6,500	Alexion Pharmaceuticals, Inc.*	743,600
3,900	Alkermes PLC*^	80,925
3,000	Amgen Inc.	252,960
13,700	Arena Pharmaceuticals, Inc.*	113,984
39,600	ARIAD Pharmaceuticals, Inc.*	959,310
5,800	BioCryst Pharmaceuticals, Inc.*	24,592
2,800	Biogen Idec Inc.*	417,844
3,900	BioMarin Pharmaceutical Inc.*	157,053
5,600	Celgene Corp.*	427,840
700	Cubist Pharmaceuticals, Inc.*	33,376
12,900	Dendreon Corp.*	62,307
6,000	Geron Corporation*	10,200
10,600	Gilead Sciences, Inc.*	703,098
500	Hemispherx Biopharma, Inc.*	400
18,900	Incyte Corp.*	341,145
6,400	Isis Pharmaceuticals, Inc.*	90,048
6,200	Medivation Inc.*	349,432
700	Onyx Pharmaceuticals, Inc.*	59,150
12,500	Orexigen Therapeutics Inc.*	71,375
13,500	Pharmacyclics, Inc.*	870,750
600	Regeneron Pharmaceuticals, Inc.*	91,596
1,400	Sarepta Therapeutics, Inc.*	21,742
12,400	Savient Pharmaceuticals Inc.*	30,876
6,300	Seattle Genetics, Inc.*	169,785
7,900	Threshold Pharmaceuticals Inc.*	57,196
4,200	United Therapeutics Corporation*	234,696
7,300	Vical Inc.*	31,536
		6,552,725
	Building Products — 0.4%
13,800	Fortune Brands Home
	& Security Inc.*	372,738
400	Lennox International Inc.	19,344
9,000	Masco Corp.	135,450
4,100	Owens Corning Inc.*	137,186
7,000	USG Corporation*	153,650
		818,368

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Capital Markets — 1.1%
1,400	Affiliated Managers Group, Inc.*	$172,200
700	Ameriprise Financial, Inc.	39,683
1,800	The Carlyle Group	47,232
4,800	E*Trade Financial Corp.*	42,288
1,900	Financial Engines, Inc.*	45,277
900	Franklin Resources, Inc.	112,563
4,900	The Goldman Sachs Group, Inc.	557,032
1,200	Invesco Limited	29,988
9,500	Janus Capital Group Inc.	89,680
1,700	Jefferies Group, Inc.	23,273
2,700	Legg Mason, Inc.	66,636
5,500	Morgan Stanley	92,070
1,000	Northern Trust Corporation	46,415
4,700	Piper Jaffray Companies, Inc.*	119,615
400	T. Rowe Price Group Inc.	25,320
4,300	Raymond James Financial, Inc.	157,595
1,000	Safeguard Scientifics, Inc.*	15,690
3,800	SEI Investments Co.	81,510
4,700	TD Ameritrade Holding Corp.	72,239
2,000	Virtus Investment Partners Inc.*	172,000
2,100	Waddell & Reed Financial, Inc.	68,817
		2,077,123
	Chemicals — 3.1%
4,200	Agrium Inc.	434,532
900	Bayer AG - SP-ADR	77,301
1,400	Cytec Industries Inc.	91,728
6,444	Eastman Chemical Co.	367,373
1,600	Ecolab Inc.	103,696
8,000	Ferro Corporation*	27,440
9,400	FMC Corporation	520,572
5,000	W.R. Grace & Co.*	295,400
6,100	Huntsman Corporation	91,073
4,500	International Flavors &
	Fragrances Inc.	268,110
4,200	Koppers Holdings, Inc.	146,706
5,500	Kraton Performance Polymers, Inc.*	143,550
9,800	LyondellBasell Industries N.V.	506,268
8,800	Monsanto Company	800,976
4,400	The Mosaic Company	253,484
300	NewMarket Corporation	73,944
7,700	Olin Corp.	167,321
2,400	Potash Corporation
	of Saskatchewan Inc.	104,208
2,500	PPG Industries, Inc.	287,100
7,100	RPM International, Inc.	202,634
700	The Scotts Miracle-Gro Company	30,429
3,800	Sigma-Aldrich Corp.	273,486
500	Sociedad Quimica y Minera
	de Chile S.A. - SP-ADR	30,820
500	Stepan Company	48,060
500	Syngenta AG - ADR	37,425
6,200	The Valspar Corp.	347,820
		5,731,456
	Commercial Banks — 1.2%
400	Bank of the Ozarks, Inc.	13,788
4,600	Barclays PLC - SP-ADR	63,802
5,300	BB&T Corp.	175,748
10,400	Citizens Republic Bancorp, Inc.*	201,240
5,700	East West Bancorp, Inc.	120,384
22,400	Fifth Third Bancorp	347,424
18,500	Huntington Bancshares Inc.	127,650
6,200	KeyCorp	54,188
1,900	Mercantile Bank Corporation*	32,566
300	PNC Financial Services Group, Inc.	18,930
30,500	Regions Financial Corp.	219,905
11,900	SunTrust Banks, Inc.	336,413
5,000	Synovus Financial Corp.	11,850
4,400	Texas Capital Bancshares, Inc.*	218,724
500	The Toronto-Dominion Bank	41,670
2,600	U.S. Bancorp	89,180
2,200	Wells Fargo & Co.	75,966
3,300	Zions Bancorporation	68,161
		2,217,589
	Commercial Services & Supplies — 0.8%
5,100	Cintas Corp.	211,395
1,400	Consolidated Graphics, Inc.*	36,526
10,700	Copart, Inc.*	296,711
4,700	Corrections Corporation of America	157,215
9,500	A.T. Cross Company*	94,715
1,900	The Geo Group Inc.	52,573

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Commercial Services & Supplies — 0.8% (Continued)
5,900	KAR Auction Services Inc.*	$116,466
3,900	Manpower, Inc.	143,520
3,200	Herman Miller, Inc.	62,208
800	PHH Corporation*	16,280
13,400	RINO International Corp.*	402
12,600	Rollins, Inc.	294,714
600	Waste Connections, Inc.	18,150
		1,500,875
	Communications Equipment — 2.5%
5,600	Acme Packet, Inc.*	95,760
7,000	Aruba Networks Inc.*	157,395
10,500	Brocade Communications
	Systems, Inc.*	62,107
25,400	Ciena Corp.*	345,440
2,900	Cisco Systems, Inc.	55,361
4,400	F5 Networks, Inc.*	460,680
12,500	Finisar Corp.*	178,750
6,800	Harris Corp.	348,296
1,000	InterDigital, Inc.	37,280
2,900	Ituran Location and Control Ltd.	33,814
16,500	JDS Uniphase Corp.*	204,353
2,500	Juniper Networks, Inc.*	42,775
1,820	Loral Space & Communications Inc.	129,402
7,700	NETGEAR, Inc.*	293,678
14,500	Nokia Oyj - SP-ADR	37,265
2,500	Plantronics, Inc.	88,325
8,000	Procera Networks, Inc.*	188,000
18,800	QUALCOMM, Inc.	1,174,812
2,700	RADWARE Ltd.*	97,254
4,100	Research In Motion Limited*	30,750
12,100	Riverbed Technology, Inc.*	281,567
12,800	Telefonaktiebolaget
	LM Ericsson - SP-ADR	116,864
7,600	Ubiquiti Networks Inc.*	90,440
3,400	ViaSat, Inc.*	127,092
		4,677,460
	Computers & Peripherals — 8.5%
20,950	Apple Inc.	13,979,097
17,200	EMC Corp.*	469,044
3,400	Fusion-io Inc.*	102,918
1,100	International Business
	Machines Corp.	228,195
1,100	Lexmark International, Inc.	24,475
1,900	Logitech International S.A.*	17,385
7,200	NetApp, Inc.*	236,736
5,200	QLogic Corp.*	59,384
6,700	SanDisk Corp.*	290,981
2,700	Seagate Technology PLC	83,700
1,600	Silicon Graphics
	International Corporation*	14,560
2,800	Teradata Corp.*	211,148
700	Western Digital Corp.	27,111
		15,744,734
	Construction & Engineering — 0.5%
4,400	Chicago Bridge & Iron
	Company N. V. NYS	167,596
5,700	Fluor Corp.	320,796
4,000	Foster Wheeler AG*	95,840
5,300	Jacobs Engineering Group Inc.*	214,279
1,200	The Shaw Group Inc.*	52,344
		850,855
	Construction Materials — 0.0%
1,400	Vulcan Materials Company	66,220

	Consumer Finance — 0.4%
1,400	American Express Co.	79,604
2,500	Capital One Financial Corp.	142,525
14,600	Discover Financial Services	580,058
		802,187
	Consumer Services – Diversified — 0.1%
1,400	Coinstar, Inc.*	62,972
1,000	Sotheby’s	31,500
		94,472
	Containers & Packaging — 0.5%
4,100	Ball Corp.	173,471
25,500	Boise, Inc.	223,380
4,100	Crown Holdings, Inc.*	150,675
1,200	Owens-Illinois, Inc.*	22,512
3,100	Packaging Corp of America	112,530

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Containers & Packaging — 0.5% (Continued)
500	Rock-Tenn Company	$36,090
1,700	Sealed Air Corporation	26,282
		744,940
	Distributors — 0.0%
1,400	Genuine Parts Co.	85,442

	Electrical Equipment — 1.0%
2,500	The Babcock & Wilcox Co.*	63,675
2,400	Cooper Industries PLC	180,144
5,300	Emerson Electric Co.	255,831
8,100	Hubbell Incorporated Cl B	653,994
800	Regal-Beloit Corporation	56,384
2,200	Roper Industries, Inc.	241,758
2,710	Sensata Technologies Holding N.V.*	80,677
3,900	A.O. Smith Corp.	224,406
		1,756,869
	Electronic Equipment, Instruments
	& Components — 0.8%
3,100	Agilent Technologies, Inc.	119,195
1,000	Amphenol Corporation	58,880
1,200	Coherent, Inc.*	55,032
5,700	InvenSense Inc.*	68,115
1,000	Itron, Inc.*	43,150
6,500	Jabil Circuit, Inc.	121,680
1,500	Littelfuse, Inc.	84,810
3,800	Molex Inc.	99,864
8,000	Nam Tai Electronics, Inc.	85,760
5,800	OSI Systems, Inc.*	451,472
8,900	Sanmina-SCI Corp.*	75,561
2,000	Tech Data Corp.*	90,600
3,400	Trimble Navigation Ltd.*	162,044
		1,516,163
	Energy Equipment & Services — 2.0%
1,200	Atwood Oceanics, Inc.*	54,540
2,300	Baker Hughes Inc.	104,029
4,400	Cameron International Corp.*	246,708
12,700	CGG-Veritas - SP-ADR*	417,195
3,600	Diamond Offshore Drilling, Inc.	236,916
3,300	Dresser-Rand Group, Inc.*	181,863
900	Ensco PLC	49,104
7,000	FMC Technologies, Inc.*	324,100
3,100	Halliburton Co.	104,439
1,200	Helmerich & Payne, Inc.	57,132
2,800	Hercules Offshore, Inc.*	13,664
3,800	Lufkin Industries, Inc.	204,516
6,600	Nabors Industries Ltd.*	92,598
5,400	National-Oilwell Varco Inc.	432,594
3,200	Newpark Resources, Inc.*	23,712
1,000	Noble Corporation	35,780
2,600	Oceaneering International, Inc.	143,650
2,600	Oil States International, Inc.*	206,596
13,900	Parker Drilling Co.*	58,797
400	Precision Drilling Corporation*	3,136
7,300	Rowan Companies plc*	246,521
3,200	Schlumberger Ltd.	231,456
1,000	Seadrill Ltd.	39,220
3,600	Tenaris S.A. - ADR	146,772
1,600	Transocean Ltd.	71,824
		3,726,862
	Financial Services – Diversified — 0.5%
23,700	Bank of America Corp.	209,271
3,700	Citigroup Inc.	121,064
2,000	CME Group Inc.	114,600
2,800	JPMorgan Chase & Co.	113,344
1,500	KKR Financial Holdings LLC	15,075
5,800	Leucadia National Corporation	131,950
1,400	Moody’s Corporation	61,838
14,100	NewStar Financial, Inc.*	169,059
		936,201
	Food & Staples Retailing — 1.7%
8,300	Costco Wholesale Corp.	831,037
400	CVS Caremark Corporation	19,368
400	The Fresh Market, Inc.*	23,992
9,900	PriceSmart, Inc.	749,628
10,000	United Natural Foods, Inc.*	584,500
2,900	Wal-Mart Stores, Inc.	214,020
7,500	Whole Foods Market, Inc.	730,500
		3,153,045

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Food Products — 1.1%
600	Annie’s, Inc.*	$26,904
5,400	B & G Foods Inc.	163,674
1,000	Campbell Soup Company	34,820
1,800	Dean Foods Company*	29,430
700	Dole Food Company, Inc.*	9,821
3,300	Green Mountain Coffee Roasters, Inc.*	78,375
3,300	The Hain Celestial Group, Inc.*	207,900
600	H.J. Heinz Company	33,570
1,100	The Hershey Company	77,979
5,900	Inventure Foods, Inc.*	33,571
800	Kellogg Company	41,328
7,400	McCormick & Company, Inc.	459,096
2,100	Mead Johnson Nutrition Company	153,888
1,600	Ralcorp Holdings, Inc.*	116,800
6,500	The J.M. Smucker Co.	561,145
2,300	SunOpta Inc.*	14,697
1,300	Unilever PLC-SP-ADR	46,124
		2,089,122
	Gas Utilities — 0.0%
1,600	ONEOK, Inc.	77,296

	Health Care Equipment & Supplies — 2.3%
2,100	Align Technology, Inc.*	77,637
2,000	C.R. Bard, Inc.	209,300
1,600	Baxter International Inc.	96,416
600	Becton, Dickinson and Company	47,136
2,200	Covidien PLC	130,724
2,200	Cyberonics, Inc.*	115,324
1,200	DENTSPLY International Inc.	45,768
4,600	Edwards Lifesciences Corp.*	493,902
6,000	Endologix, Inc.*	82,920
8,000	Haemonetics Corporation*	641,600
4,200	Hologic, Inc.*	85,008
1,100	ICU Medical, Inc.*	66,528
4,500	IDEXX Laboratories, Inc.*	447,075
600	Intuitive Surgical, Inc.*	297,378
4,700	MAKO Surgical Corp.*	81,827
4,900	Medtronic, Inc.	211,288
1,800	Sirona Dental Systems, Inc.*	102,528
17,400	The Spectranetics Corporation*	256,650
1,800	St. Jude Medical, Inc.	75,834
5,400	Stryker Corp.	300,564
7,000	Varian Medical Systems, Inc.*	422,240
		4,287,647
	Health Care Providers & Services — 1.9%
700	Aetna Inc.	27,720
1,100	Air Methods Corporation*	131,307
3,800	AMN Healthcare Services, Inc.*	38,228
1,600	Centene Corporation*	59,856
1,500	CIGNA Corp.	70,755
3,100	Community Health Systems Inc.*	90,334
6,820	Express Scripts Holding Company*	427,409
7,500	Fresenius Medical Care
	AG & Co. KGaA - ADR	550,500
18,200	Health Management
	Associates, Inc.*	152,698
1,700	Health Net Inc.*	38,267
1,400	HEALTHSOUTH Corp.*	33,684
3,700	Humana Inc.	259,555
700	Laboratory Corporation
	of America Holdings*	64,729
600	Magellan Health Services, Inc.*	30,966
2,500	McKesson Corp.	215,075
12,100	Molina Healthcare Inc.*	304,315
600	MWI Veterinary Supply, Inc.*	64,008
6,400	Patterson Companies Inc.	219,136
1,600	Quest Diagnostics Inc.	101,488
3,700	Henry Schein, Inc.*	293,299
21,200	Tenet Healthcare Corp.*	132,924
2,200	UnitedHealth Group Inc.	121,902
		3,428,155
	Health Care Technology — 0.6%
2,700	Allscripts Healthcare Solutions, Inc.*	33,561
5,200	athenahealth Inc.*	477,204
5,800	Cerner Corp.*	448,978
4,000	HealthStream, Inc.*	113,840
1,800	Omnicell, Inc.*	25,020
		1,098,603

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Home Building — 1.2%
9,800	Beazer Homes USA, Inc.*	$34,790
9,600	D.R. Horton, Inc.	198,144
3,000	Gafisa S.A. - ADR*	13,110
19,400	Hovnanian Enterprises, Inc. Cl A*	67,124
11,300	KB Home	162,155
16,000	Lennar Corp.	556,320
900	Meritage Homes Corporation*	34,227
26,400	Pulte Group Inc.*	409,200
7,800	The Ryland Group, Inc.	234,000
17,900	Standard Pacific Corp.*	121,004
10,800	Toll Brothers, Inc.*	358,884
		2,188,958
	Hotels, Restaurants & Leisure — 5.2%
400	Bloomin’ Brands Inc.*	6,580
8,450	Boyd Gaming Corp.*	59,657
11,900	Brinker International, Inc.	420,070
1,700	Buffalo Wild Wings Inc.*	145,758
11,600	Caribou Coffee Company, Inc.*	159,268
2,100	Carnival Corp.	76,524
4,400	The Cheesecake Factory Inc.	157,300
2,100	Chipotle Mexican Grill, Inc.*	666,834
1,500	Choice Hotels International, Inc.	47,985
3,800	Cracker Barrel Old
	Country Store, Inc.	255,018
7,300	Ctrip.com International, Ltd. - ADR*	123,224
7,000	Darden Restaurants, Inc.	390,250
9,800	Denny’s Corp.*	47,530
1,900	DineEquity, Inc.*	106,400
10,700	Domino’s Pizza, Inc.	403,390
2,400	Dunkin’ Brands Group Inc.	70,068
2,200	Home Inns & Hotels
	Management, Inc. - ADR*	54,560
3,800	Hyatt Hotels Corp.*	152,570
8,600	InterContinental Hotels
	Group PLC - ADR	225,750
2,100	Jack in the Box Inc.*	59,031
68,400	Jamba, Inc.*	152,532
20,400	Krispy Kreme Doughnuts, Inc.*	161,772
9,800	Las Vegas Sands Corp.	454,426
2,700	LIFE TIME FITNESS, Inc.*	123,498
4,200	Luby’s, Inc.*	28,266
6,900	Marriott International Inc.	269,790
5,700	Marriott Vacations
	Worldwide Corporation*	205,314
3,800	McDonald’s Corp.	348,650
12,400	Melco Crown
	Entertainment Ltd. - ADR*	167,152
10,900	MGM Resorts International*	117,175
1,600	MTR Gaming Group, Inc.*	6,736
4,300	Panera Bread Co.*	734,827
9,600	Papa John’s International, Inc.*	512,736
1,300	Penn National Gaming, Inc.*	56,030
1,100	Red Robin Gourmet Burgers Inc.*	35,816
4,000	Royal Caribbean Cruises Ltd.	120,840
15,200	Ruth’s Hospitality Group Inc.*	96,824
4,600	Shuffle Master, Inc.*	72,726
23,800	Starbucks Corp.	1,207,850
4,400	Starwood Hotels &
	Resorts Worldwide, Inc.	255,024
700	Tim Hortons, Inc.	36,421
10,900	Wyndham Worldwide Corp.	572,032
2,400	Wynn Resorts Ltd.	277,056
1,700	Yum! Brands, Inc.	112,778
		9,754,038
	Household Durables — 1.3%
2,200	Ethan Allen Interiors Inc.	48,224
5,700	Garmin Ltd.	237,918
3,800	Harman International
	Industries, Inc.	175,408
3,400	iRobot Corporation*	77,384
5,100	Jarden Corporation	269,484
17,800	La-Z-Boy Inc.*	260,414
1,200	Leggett & Platt, Incorporated	30,060
3,200	M.D.C. Holdings, Inc.	123,232
1,300	Mohawk Industries, Inc.*	104,026
7,800	Newell Rubbermaid Inc.	148,902
1,800	SodaStream International Ltd.*	70,506
4,330	Stanley Black & Decker Inc.	330,162
6,400	Tempur-Pedic International Inc.*	191,296

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Household Durables — 1.3% (Continued)
5,000	Tupperware Brands Corp.	$267,950
1,800	Whirlpool Corporation	149,238
		2,484,204
	Household Products — 0.4%
2,100	Church & Dwight Co., Inc.	113,379
400	Colgate-Palmolive Co.	42,888
4,000	Kimberly-Clark Corporation	343,120
1,300	The Procter & Gamble Company	90,168
3,100	WD-40 Co.	163,184
		752,739
	Industrial Conglomerates — 0.4%
1,500	3M Co.	138,630
7,800	General Electric Company	177,138
1,700	Koninklijke Philips
	Electronics N.V. NYS	39,865
7,200	McDermott International, Inc.*	87,984
700	Siemens AG - SP-ADR	70,105
11,400	Textron Inc.	298,338
		812,060
	Insurance — 1.5%
400	Aflac, Inc.	19,152
700	Allied World Assurance
	Company Holdings AG	54,075
3,000	The Allstate Corporation	118,830
25,000	Ambac Financial Group, Inc.*	563
4,500	American International Group, Inc.*	147,555
3,000	W.R. Berkley Corporation	112,470
2,000	Berkshire Hathaway Inc. Cl B*	176,400
2,600	CNO Financial Group, Inc.	25,090
500	Everest Re Group, Ltd.	53,480
8,000	First American Financial Corporation	173,360
5,300	Arthur J. Gallagher & Co.	189,846
8,900	Genworth Financial Inc.*	46,547
4,800	The Hartford Financial
	Services Group, Inc.	93,312
3,000	Homeowners Choice, Inc.	70,500
6,200	Marsh & McLennan
	Companies, Inc.	210,366
15,700	MBIA Inc.*	159,041
4,500	MetLife, Inc.	155,070
6,300	Prudential Financial, Inc.	343,413
2,800	Stewart Information
	Services Corporation	56,392
6,300	Torchmark Corp.	323,505
4,300	The Travelers Companies, Inc.	293,518
		2,822,485
	Internet & Catalog Retail — 2.4%
5,000	Amazon.com, Inc.*	1,271,600
8,000	Expedia, Inc.	462,720
700	Groupon, Inc.*	3,332
2,100	HSN, Inc.	103,005
2,700	Liberty Interactive Corporation*	49,950
1,800	Orbitz Worldwide, Inc.*	4,590
4,500	Overstock.com, Inc.*	46,620
3,450	Priceline.com Inc.*	2,134,619
1,900	Shutterfly, Inc.*	59,128
7,100	TripAdvisor Inc.*	233,803
		4,369,367
	Internet Software & Services — 4.4%
1,600	Akamai Technologies, Inc.*	61,216
2,100	Ancestry.com, Inc.*	63,168
1,000	Angie’s List Inc.*	10,580
3,200	Baidu, Inc. - SP-ADR*	373,824
9,700	BroadVision, Inc.*	90,889
14,200	eBay Inc.*	687,422
2,800	Equinix, Inc.*	576,940
1,900	Facebook Inc.*	41,135
4,384	Google Inc.*	3,307,728
6,300	IAC/InterActiveCorp	327,978
11,600	Internet Initiative
	Japan Inc. - SP-ADR	156,252
1,800	j2 Global, Inc.	59,076
800	LinkedIn Corporation*	96,320
8,800	Liquidity Services Inc.*	441,848
1,000	LogMeIn, Inc.*	22,430
400	MercadoLibre Inc.	33,020
9,500	Monster Worldwide, Inc.*	69,635
900	Move, Inc.*	7,758
2,800	NetEase.com Inc. - ADR*	157,192
3,800	OpenTable, Inc.*	158,080

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Internet Software & Services — 4.4% (Continued)
5,800	Rackspace Hosting, Inc.*	$383,322
1,600	Rediff.com India Limited - ADR*	6,064
1,500	SINA Corporation*	97,020
1,500	Sohu.com Inc.*	63,135
7,100	Support.com Inc.*	30,033
6,000	Synacor Inc.*	45,480
5,300	Travelzoo Inc.*	124,921
9,600	ValueClick, Inc.*	165,024
3,600	VeriSign, Inc.*	175,284
1,700	VistaPrint N.V.*	58,055
6,200	Zillow, Inc.*	261,516
		8,152,345
	IT Services — 2.6%
1,700	Accenture PLC	119,051
2,300	Acxiom Corporation*	42,021
3,700	Alliance Data Systems Corporation*	525,215
9,400	Cognizant Technology Solutions Corp.*	657,248
900	CoreLogic, Inc.*	23,877
700	CSG Systems International, Inc.*	15,743
2,500	DST Systems, Inc.	141,400
2,200	Fidelity National
	Information Services, Inc.	68,684
4,500	Fiserv, Inc.*	333,135
5,700	Gartner, Inc.*	262,713
600	Infosys Limited - SP-ADR	29,124
8,600	InterXion Holding N.V.*	195,392
3,400	Iron Mountain Incorporated	115,974
1,300	Mastercard, Inc.	586,924
3,200	MAXIMUS, Inc.	191,104
3,900	Paychex, Inc.	129,831
11,900	Sapient Corp.*	126,854
4,800	Total System Services, Inc.	113,760
2,200	Vantiv, Inc.*	47,410
7,800	VeriFone Systems, Inc.*	217,230
7,300	Visa Inc.	980,244
		4,922,934
	Leisure Equipment & Products — 0.2%
40,900	Eastman Kodak Co.*	7,607
800	Hasbro, Inc.	30,536
4,200	Mattel, Inc.	149,016
6,500	Smith & Wesson
	Holding Corporation*	71,565
1,400	Sturm, Ruger & Company, Inc.	69,286
		328,010
	Life Sciences Tools & Services — 0.6%
5,000	Affymetrix, Inc.*	21,650
6,600	Bruker Corp.*	86,394
6,300	Cambrex Corp.*	73,899
5,800	Complete Genomics Inc.*	18,038
800	Illumina, Inc.*	38,560
1,400	Life Technologies Corporation*	68,432
1,000	Mettler-Toledo International Inc.*	170,740
10,400	Parexel International Corp.*	319,904
2,100	PerkinElmer, Inc.	61,887
2,600	Thermo Fisher Scientific, Inc.	152,958
1,200	Waters Corp.*	99,996
		1,112,458
	Machinery — 2.4%
3,600	3D Systems Corporation*	118,260
1,600	AGCO Corporation*	75,968
3,000	Alamo Group Inc.	101,340
3,100	Barnes Group Inc.	77,531
900	Caterpillar Inc.	77,436
5,300	Crane Co.	211,629
1,300	Cummins Inc.	119,873
2,700	Deere & Co.	222,723
9,500	Donaldson Company, Inc.	329,745
800	Dover Corporation	47,592
2,600	Eaton Corp.	122,876
2,000	FreightCar America Inc.	35,580
4,700	IDEX Corporation	196,319
5,200	Illinois Tool Works Inc.	309,244
3,700	Ingersoll-Rand PLC	165,834
2,500	Joy Global Inc.	140,150
4,200	Kennametal Inc.	155,736
1,800	Manitex International Inc.*	13,014
2,400	Navistar International Corp.*	50,616
900	Nordson Corporation	52,758
4,600	Pall Corp.	292,054

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Machinery — 2.4% (Continued)
6,500	Parker Hannifin Corp.	$543,270
600	Robbins & Myers, Inc.	35,760
2,000	Sauer-Danfoss, Inc.	80,420
6,700	Snap-On, Inc.	481,529
7,700	Terex Corp.*	173,866
4,200	Titan International, Inc.	74,172
1,500	Valmont Industries, Inc.	197,250
		4,502,545
	Media — 3.2%
6,900	Belo Corp.	54,027
8,700	CBS Corp. Cl B Non-Voting	316,071
2,300	Comcast Corp.	82,271
8,200	DIRECTV*	430,172
5,200	Discovery Communications, Inc.*	310,076
4,500	DISH Network Corp.	137,745
12,300	The Walt Disney Co.	643,044
8,000	Gannett Co., Inc.	142,000
7,200	IMAX Corp.*	143,352
10,700	The Interpublic Group
	of Companies, Inc.	118,984
600	Lamar Advertising Company*	22,236
9,600	Lee Enterprises, Incorporated*	14,208
200	Liberty Global, Inc.*	12,150
5,700	Liberty Media Corporation*	593,769
5,000	Lions Gate Entertainment Corp.*	76,350
4,900	Live Nation Entertainment, Inc.*	42,189
900	Martha Stewart Living
	Omnimedia, Inc.	2,763
1,700	The McGraw-Hill Companies, Inc.	92,803
1,200	Morningstar, Inc.	75,168
3,500	The New York Times Company*	34,160
19,000	News Corp. Cl B	471,200
5,800	Omnicom Group Inc.	299,048
1,000	Scholastic Corporation	31,780
3,100	Scripps Networks Interactive	189,813
176,100	Sirius XM Radio Inc.*	457,860
5,700	Time Warner Cable Inc.	541,842
8,000	Time Warner Inc.	362,640
1,500	Viacom Inc. Cl B	80,385
7,500	Virgin Media Inc.	220,800
		5,998,906
	Metals & Mining — 1.9%
1,000	Agnico-Eagle Mines Limited	51,880
1,500	Alcoa Inc.	13,275
1,100	Allegheny Technologies, Inc.	35,090
13,600	AuRico Gold Inc.*	94,928
2,200	Barrick Gold Corporation	91,872
800	BHP Billiton Limited - SP-ADR	54,888
1,933	China Precision Steel, Inc.*	4,389
2,600	Cliffs Natural Resources Inc.	101,738
4,100	Coeur d’ Alene Mines Corp.*	118,203
6,600	Eldorado Gold Corporation	100,584
6,500	Freeport-McMoRan
	Copper & Gold Inc.	257,270
20,000	Golden Star Resources Ltd.*	39,400
2,000	Harmony Gold Mining
	Company Limited - SP-ADR	16,820
18,700	Hecla Mining Co.	122,485
3,200	IAMGOLD Corp.	50,592
11,300	Kinross Gold Corp.	115,373
9,900	Molycorp, Inc.*	113,850
30,600	New Gold Inc.*	373,932
1,500	Newmont Mining Corporation	84,015
900	NovaCopper Inc.*	1,935
29,400	NovaGold Resources Inc.*	164,640
3,900	Pan American Silver Corp.	83,655
9,400	Paramount Gold and
	Silver Corporation*	25,004
1,175	Pilot Gold Inc.*^	2,032
4,600	Rare Element Resources Ltd.*^	22,632
1,600	Rio Tinto PLC - SP-ADR	74,816
900	RTI International Metals, Inc.*	21,546
11,200	Silver Standard Resources Inc.*	179,536
12,700	Silver Wheaton Corp.	504,317
2,000	Southern Copper Corp.	68,720
2,500	Steel Dynamics, Inc.	28,075
11,600	Stillwater Mining Company*	136,764
2,513	SunCoke Energy, Inc.*	40,509
16,000	Taseko Mines Ltd.*	53,440

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Metals & Mining — 1.9% (Continued)
1,000	Teck Resources Ltd. Cl B	$29,450
10,674	Yamana Gold Inc.	203,980
		3,481,635
	Multiline Retail — 1.9%
2,900	Big Lots, Inc.*	85,782
5,700	The Bon-Ton Stores, Inc.	54,150
500	Dillard’s, Inc.	36,160
1,200	Dollar General Corp.*	61,848
3,100	Dollar Tree, Inc.*	149,652
4,000	Family Dollar Stores, Inc.	265,200
5,000	Kohl’s Corp.	256,100
22,900	Macy’s, Inc.	861,498
17,900	Nordstrom, Inc.	987,722
12,500	Saks, Inc.*	128,875
1,500	Sears Holdings Corporation*	83,235
8,800	Target Corp.	558,536
		3,528,758
	Multi-Utilities — 0.2%
1,200	CMS Energy Corporation	28,260
1,800	Dominion Resources, Inc.	95,292
5,400	NiSource Inc.	137,592
1,100	Sempra Energy	70,939
		332,083
	Oil, Gas & Consumable Fuels — 3.3%
3,700	Alpha Natural Resources, Inc.*	24,309
1,000	Anadarko Petroleum Corp.	69,920
1,000	Apache Corp.	86,470
2,700	Cabot Oil & Gas Corporation	121,230
2,100	Calumet Specialty
	Products Partners, L.P.	67,200
2,200	Canadian Natural Resources Ltd.	67,738
4,800	Carrizo Oil & Gas, Inc.*	120,048
2,700	Cenovus Energy Inc.	94,095
12,900	Cheniere Energy, Inc.*	200,595
300	Chevron Corporation	34,968
3,600	Clean Energy Fuels Corporation*	47,412
200	CNOOC Limited - ADR	40,546
1,100	Cobalt International Energy, Inc.*	24,497
1,300	Concho Resources Inc.*	123,175
4,000	ConocoPhillips	228,720
1,100	Continental Resources, Inc.*	84,590
800	CVR Energy, Inc.*	29,400
3,100	Denbury Resources Inc.*	50,096
4,400	Enbridge Inc.	171,732
5,500	EnCana Corp.	120,560
300	EOG Resources, Inc.	33,615
3,000	Hess Corp.	161,160
5,700	HollyFrontier Corporation	235,239
28,500	Ivanhoe Energy, Inc.*	14,820
10,700	James River Coal Company*	30,816
30,300	Kodiak Oil & Gas Corp.*	283,608
2,700	Marathon Oil Corp.	79,839
5,650	Marathon Petroleum Corporation	308,434
2,400	McMoRan Exploration Co.*	28,200
2,000	Noble Energy, Inc.	185,420
900	Northern Oil and Gas, Inc.*	15,291
3,400	Occidental Petroleum Corp.	292,604
3,600	Peabody Energy Corp.	80,244
600	PetroChina Company Ltd.	77,496
9,700	Petroleo Brasileiro S.A. - ADR	222,518
6,200	Phillips 66	287,494
1,800	Pioneer Natural Resources Co.	187,920
3,300	Plains Exploration &
	Production Company*	123,651
2,900	Range Resources Corp.	202,623
1,500	Rentech, Inc.*	3,690
11,100	SandRidge Energy Inc.*	77,367
700	Sasol Ltd. - SP-ADR	31,206
700	Stone Energy Corporation*	17,584
5,300	Suncor Energy, Inc.	174,105
4,600	Tesoro Corp.	192,740
16,400	TransGlobe Energy Corp.*	178,104
4,300	Valero Energy Corp.	136,224
9,600	Western Refining, Inc.	251,328
4,900	Whiting Petroleum Corp.*	232,162
7,700	The Williams Companies, Inc.	269,269
		6,222,072
	Paper & Forest Products — 0.5%
8,800	P.H. Glatfelter Co.	156,728

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Paper & Forest Products — 0.5% (Continued)
7,800	International Paper Co.	$283,296
400	Kapstone Paper and
	Packaging Corporation*	8,956
27,400	Louisiana-Pacific Corp.*	342,500
6,100	MeadWestvaco Corporation	186,660
		978,140
	Personal Products — 0.2%
4,000	Elizabeth Arden, Inc.*	188,960
1,400	The Estee Lauder Companies Inc.	86,198
3,100	Medifast, Inc.*	81,065
2,100	Revlon, Inc.*	32,424
1,300	Weight Watchers
	International, Inc.	68,640
		457,287
	Pharmaceuticals — 2.4%
3,900	Abbott Laboratories	267,384
3,700	Allergan, Inc.	338,846
800	AstraZeneca PLC - SP-ADR	38,288
3,900	Bristol-Myers Squibb Company	131,625
2,100	Dr. Reddy’s Laboratories
	Limited - ADR	64,806
20,300	Elan Corporation plc - SP-ADR*	217,616
7,000	Forest Laboratories, Inc.*	249,270
1,100	GlaxoSmithKline-PLC - SP-ADR	50,864
2,700	Jazz Pharmaceuticals, Inc.*	153,927
1,800	Johnson & Johnson	124,038
4,600	Eli Lilly and Co.	218,086
4,900	The Medicines Company*	126,469
800	Merck & Co., Inc.	36,080
15,200	Mylan, Inc.*	370,880
1,800	Novartis AG - ADR	110,268
2,200	Novo Nordisk A/S - SP-ADR	347,182
3,200	Perrigo Co.	371,744
4,400	Pfizer Inc.	109,340
1,500	Sanofi - ADR	64,590
5,000	SciClone Pharmaceuticals, Inc.*	27,750
700	Shire PLC- ADR	62,090
3,000	Valeant Pharmaceuticals
	International, Inc.*	165,810
10,000	ViroPharma Inc.*	302,200
2,500	VIVUS Inc.*	44,550
5,800	Watson Pharmaceuticals, Inc.*	493,928
		4,487,631
	Professional Services — 0.5%
1,200	The Dun & Bradstreet Corporation	95,544
1,200	Equifax Inc.	55,896
4,900	IHS Inc.*	477,015
10,700	On Assignment, Inc.*	213,144
1,100	Towers Watson & Company	58,355
2,300	Verisk Analytics, Inc.*	109,503
		1,009,457
	Real Estate Management
	& Development — 0.1%
2,400	CBRE Group, Inc.*	44,184
4,900	The St. Joe Company*	95,550
		139,734
	Road & Rail — 1.5%
2,600	Avis Budget Group, Inc.*	39,988
6,300	Canadian National Railway Company	555,849
3,300	Canadian Pacific Railway Limited	273,537
500	CSX Corp.	10,375
600	Genesee & Wyoming Inc.*	40,116
16,400	Hertz Global Holdings, Inc.*	225,172
4,900	J.B. Hunt Transportation
	Services, Inc.	254,996
5,100	Kansas City Southern	386,478
9,200	Old Dominion Freight Line, Inc.*	277,472
2,900	Ryder Systems, Inc.	113,274
4,500	Union Pacific Corp.	534,150
2,200	Zipcar, Inc.*	17,116
		2,728,523
	Semiconductors & Semiconductor
	Equipment — 1.7%
1,400	Applied Materials, Inc.	15,631
4,400	ARM Holdings plc - SP-ADR	123,112
2,500	Avago Technologies Ltd.	87,163
3,600	Broadcom Corp.	124,488
4,800	Cavium Inc.*	159,984
4,600	Cirrus Logic, Inc.*	176,594

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Semiconductors & Semiconductor
	Equipment — 1.7% (Continued)
2,500	Cree, Inc.*	$63,825
2,200	Cypress Semiconductor Corp.	23,584
14,100	Entegris Inc.*	114,633
900	EZchip Semiconductor Ltd.*	27,531
8,000	Fairchild Semiconductor
	International, Inc.*	104,960
7,100	Integrated Device Technology, Inc.*	41,748
2,500	KLA-Tencor Corp.	119,262
12,200	Kulicke and Soffa Industries, Inc.*	126,880
18,900	Lattice Semiconductor Corp.*	72,387
1,200	Linear Technology Corporation	38,220
28,300	LSI Corp.*	195,553
2,600	LTX-Credence Corporation*	14,950
4,700	Maxim Integrated Products, Inc.	125,114
1,200	Mellanox Technologies Ltd.*	121,836
2,900	MEMC Electronic Materials, Inc.*	7,975
1,700	Microchip Technology Inc.	55,658
7,200	Micron Technology, Inc.*	43,092
2,200	Microsemi Corporation*	44,154
11,200	MIPS Technologies, Inc.*	82,768
11,300	NVIDIA Corp.*	150,742
10,400	OmniVision Technologies, Inc.*	145,132
22,100	ON Semiconductor Corp.*	136,357
1,500	PDF Solutions, Inc.*	20,490
4,300	RF Micro Devices, Inc.*	16,985
7,600	Skyworks Solutions, Inc.*	179,094
4,100	Taiwan Semiconductor Manufacturing
	Company Ltd. - SP-ADR	64,862
15,300	Teradyne, Inc.*	217,566
9,600	TriQuint Semiconductor, Inc.*	48,480
3,400	Veeco Instruments Inc.*	102,068
800	Xilinx, Inc.	26,728
		3,219,606
	Software — 5.4%
5,700	Adobe Systems Inc.*	185,022
2,500	Advent Software, Inc.*	61,425
600	ANSYS, Inc.*	44,040
7,600	Autodesk, Inc.*	253,612
2,000	BMC Software, Inc.*	82,980
500	BroadSoft Inc.*	20,510
4,100	CA, Inc.	105,637
10,200	Cadence Design Systems, Inc.*	131,223
1,200	Check Point Software
	Technologies Ltd.*	57,792
10,500	Citrix Systems, Inc.*	803,985
20,400	Compuware Corp.*	202,164
1,500	Ebix, Inc.	35,415
1,800	Electronic Arts Inc.*	22,842
1,700	Ellie Mae, Inc.*	46,291
2,600	FactSet Research Systems Inc.	250,692
6,500	Fair Isaac Corp.	287,690
12,900	Fortinet Inc.*	311,406
16,700	Glu Mobile Inc.*	77,321
6,800	Jack Henry & Associates, Inc.	257,720
5,000	Informatica Corp.*	174,050
8,700	Intuit Inc.	512,256
4,100	JDA Software Group, Inc.*	130,298
18,100	Mentor Graphics Corporation*	280,188
3,200	MICROS Systems, Inc.*	157,184
700	Microsoft Corp.	20,846
7,720	NetSuite Inc.*	492,536
7,000	Nuance Communications, Inc.*	174,230
4,700	Oracle Corp.	148,003
5,100	Parametric Technology Corp.*	111,180
4,200	Progress Software Corporation*	89,838
1,500	QLIK Technologies Inc.*	33,615
4,000	Quality Systems, Inc.	74,200
8,100	Red Hat, Inc.*	461,214
4,300	Rosetta Stone, Inc.*	54,825
1,700	Rovi Corporation*	24,667
3,700	Salesforce.com, Inc.*	564,953
4,700	SAP AG - SP-ADR	335,251
3,100	Solarwinds, Inc.*	172,794
3,100	Sourcefire Inc.*	151,993
400	Splunk, Inc.*	14,688
3,500	Symantec Corp.*	63,000
4,700	Synopsys, Inc.*	155,194
6,000	TIBCO Software Inc.*	181,380
2,800	TiVo Inc.*	29,204

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Software — 5.4% (Continued)
6,400	Tyler Technologies, Inc.*	$281,728
10,000	The Ultimate Software Group, Inc.*	1,021,000
500	Virnetx Holding Corporation*	12,715
8,700	VMware Inc.*	841,638
10,300	Wave Systems Corp.*	9,692
6,600	Zynga Inc. Cl A*	18,744
		10,030,871
	Solar — 0.1%
8,200	First Solar, Inc.*	181,589
10,500	JA Solar Holdings Co. Ltd. - ADR*	8,925
1,400	LDK Solar Company Ltd. - ADR*	1,526
1,500	Suntech Power Holdings
	Company, Ltd. - ADR*	1,290
		193,330
	Specialty Retail — 8.2%
12,700	American Eagle Outfitters, Inc.	267,716
1,500	ANN INC.*	56,595
900	Ascena Retail Group, Inc.*	19,305
7,700	AutoNation, Inc.*	336,259
700	AutoZone, Inc.*	258,769
8,800	Bed Bath & Beyond Inc.*	554,400
36,000	Borders Group, Inc.*(b)	—
700	Cabela’s Incorporated*	38,276
5,500	CarMax, Inc.*	155,650
20,000	Chico’s FAS, Inc.	362,200
4,000	The Children’s Place
	Retail Stores, Inc.*	240,000
22,600	Coldwater Creek Inc.*	18,758
13,200	Dick’s Sporting Goods, Inc.	684,420
1,700	DSW, Inc.	113,424
4,000	Express, Inc.*	59,280
4,700	The Finish Line, Inc.	106,878
2,700	Five Below, Inc.*	105,516
19,500	Foot Locker, Inc.	692,250
3,500	Francesca’s Holdings Corporation*	107,555
4,600	GameStop Corporation	96,600
13,500	The Gap, Inc.	483,030
4,000	GNC Acquisition Holdings Inc.	155,880
2,700	Group 1 Automotive, Inc.	162,621
5,300	Hibbett Sports Inc.*	315,085
10,900	The Home Depot, Inc.	658,033
3,200	Hot Topic, Inc.	27,840
9,900	Limited Brands, Inc.	487,674
12,600	Lithia Motors, Inc.	419,706
18,800	Lowe’s Companies, Inc.	568,512
9,100	Lumber Liquidators Holdings, Inc.*	461,188
900	Mattress Firm Holding Corp.*	25,335
44,100	Office Depot, Inc.*	112,896
20,000	OfficeMax Inc.	156,200
6,400	O’Reilly Automotive, Inc.*	535,168
1,000	The Pep Boys-Manny, Moe & Jack	10,180
3,400	PetSmart, Inc.	234,532
52,300	Pier 1 Imports, Inc.	980,102
2,400	Rent-A-Center, Inc.	84,192
24,700	Ross Stores, Inc.	1,595,620
3,400	Sally Beauty Holdings, Inc.*	85,306
3,800	Select Comfort Corporation*	119,890
2,600	The Sherwin-Williams Co.	387,166
5,700	Sonic Automotive, Inc.	108,186
1,400	Staples, Inc.	16,128
5,100	Tiffany & Co.	315,588
29,000	The TJX Companies, Inc.	1,298,910
2,300	Tractor Supply Company	227,447
2,900	Ulta Salon, Cosmetics
	& Fragrance, Inc.	279,285
8,900	Urban Outfitters, Inc.*	334,284
2,400	Vitamin Shoppe, Inc.*	139,968
5,100	Williams-Sonoma, Inc.	224,247
6,200	Zale Corporation*	42,780
		15,326,830
	Telecommunication Services –
	Diversified — 0.7%
37,600	8x8, Inc.*	246,656
1,500	AT&T Inc.	56,550
4,600	BT Group plc - SP-ADR	171,120
1,500	Frontier Communications
	Corporation	7,350
1,200	Level 3 Communications, Inc.*	27,564
15,700	magicJack VocalTec Ltd.*	385,121
13,400	tw telecom inc.*	349,338

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
COMMON STOCKS — 97.0% (a) (Continued)
	Telecommunication Services –
	Diversified — 0.7% (Continued)
2,900	VimpelCom Ltd. - SP-ADR	$34,510
5,500	Windstream Corporation	55,605
		1,333,814
	Telecommunication Services –
	Wireless — 1.1%
1,500	China Mobile Limited - SP-ADR	83,040
8,300	Crown Castle International Corp.*	532,030
21,000	Leap Wireless International, Inc.*	143,220
16,160	MetroPCS Communications, Inc.*	189,234
3,400	Mobile TeleSystems - SP-ADR	59,568
3,000	NII Holdings Inc.*	23,550
1,000	Rogers Communications, Inc. Cl B	40,400
13,100	SBA Communications Corporation*	823,990
25,500	Sprint Nextel Corp.*	140,760
1,800	Turkcell Iletisim Hizmetleri
	AS - ADR*	27,252
		2,063,044
	Textiles, Apparel & Luxury Goods — 2.6%
2,500	Carter’s, Inc.*	134,600
2,000	Coach, Inc.	112,040
8,100	Crocs, Inc.*	131,301
1,000	Perry Ellis International, Inc.*	22,050
11,100	Fifth & Pacific Companies, Inc.*	141,858
700	Fossil, Inc.*	59,290
4,300	Gildan Activewear Inc.	136,224
4,600	Iconix Brand Group, Inc.*	83,904
16,700	Joe’s Jeans, Inc.*	18,036
11,100	Lululemon Athletica Inc.*	820,734
10,300	Luxottica Group - SpA - ADR	363,178
800	Steven Madden, Ltd.*	34,976
2,200	Michael Kors Holdings Ltd.*	116,996
7,400	Movado Group, Inc.	249,528
8,300	NIKE, Inc. Cl B	787,753
6,300	PVH Corp.	590,436
2,100	Ralph Lauren Corporation	317,583
3,600	Skechers U.S.A., Inc.*	73,440
8,600	Under Armour, Inc.*	480,138
800	VF Corp.	127,488
		4,801,553
	Thrifts & Mortgage Finance — 0.1%
3,900	Nationstar Mortgage Holdings, Inc.*	129,402
700	Ocwen Financial Corporation*	19,187
		148,589
	Tobacco — 0.0%
1,900	Altria Group Inc.	63,441

	Trading Companies & Distributors — 0.5%
7,500	Fastenal Co.	322,425
1,900	W.W. Grainger, Inc.	395,903
3,600	United Rentals, Inc.*	117,756
1,000	WESCO International, Inc.*	57,200
		893,284
	Total common stocks
	(cost $155,558,180)	180,530,218
PUBLICLY TRADED PARTNERSHIPS — 0.1% (a)
	Chemicals — 0.1%
1,700	Rentech Nitrogen Partners LP	65,892

	Oil, Gas & Consumable Fuels — 0.0%
1,400	Linn Energy LLC	57,736
	Total publicly traded partnerships
	(cost $114,033)	123,628
REITS — 1.1% (a)
	Real Estate Investment Trusts — 1.1%
5,300	American Tower Corp.	378,367
3,200	Extra Space Storage Inc.	106,400
2,200	iStar Financial Inc.*	18,216
7,100	OMEGA Healthcare Investors, Inc.	161,383
800	Post Properties, Inc.	38,368
1,000	Potlatch Corporation	37,370
1,500	Rayonier Inc.	73,515
2,300	Simon Property Group, Inc.	349,163
3,000	Sovran Self Storage, Inc.	173,550
3,800	Tanger Factory Outlet Centers, Inc.	122,854
3,200	Taubman Centers, Inc.	245,536
1,100	Ventas, Inc.	68,475

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Value
LONG-TERM INVESTMENTS — 98.5% (a) (Continued)
REITS — 1.1% (a) (Continued)
	Real Estate Investment
	Trusts — 1.1% (Continued)
3,600	Western Asset Mortgage
	Capital Corp.	$79,920
9,100	Weyerhaeuser Company	237,874
	Total REITS
	(cost $1,973,193)	2,090,991
WARRANTS — 0.0% (a)
3,150	American International Group, Inc.*,
	Expiration Date - 01/19/21,
	Exercise Price - $45.00	42,367
	Total warrants
	(cost $47,259)	42,367
PREFERRED STOCKS — 0.3% (a)
	Beverages — 0.3%
14,500	Companhia de Bebidas das
	Americas Preferred - SP-ADR	554,915
	Total preferred stocks
	(cost $451,708)	554,915
	Total investments — 98.5%
	(cost $158,144,373)	183,342,119
	Cash and receivables,
	less liabilities — 1.5% (a)	2,730,619
	TOTAL NET ASSETS — 100.0%	$186,072,738

*	Non-income producing security.
^	Passive Foreign Investment Company (PFIC).
(a)	Percentages for the various classifications relate to net assets.
(b)
This security was fair valued as determined by the adviser using procedures approved by the Board of Directors and is classified as level 3.  As of September 30, 2012, the value of this security was $0 which represents 0.0% of total net assets.

ADR – Unsponsored American Depositary Receipt
AG – German Corporation
A/S – Danish Company
KGaA – German Master Limited Partnership
LP – Limited Partnership
N.V. – Dutch Public Limited Liability Co.
NYS – New York Registered Shares
PLC – Public Limited Company
S.A. – Sociedad Anónima
S.A.B. de C.V. – Sociedad Anónima Bursetil de Capital Variable
SP - ADR – Sponsored American Depositary Receipt
SpA – Italian Corporation

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $33,000)	$2,370,837
Total investment income	2,370,837

EXPENSES:
Management fees	2,014,541
Transfer agent fees	252,918
Administrative and accounting services	235,454
Distribution fees	161,752
Custodian fees	161,698
Printing and postage expense	51,102
Professional fees	44,438
Insurance expense	37,856
Registration fees	32,998
Board of Directors fees	28,000
Chief Compliance Officer fees	23,967
Overdraft fees	17,740
Other expenses	14,206
Total expenses	3,076,670
NET INVESTMENT LOSS	(705,833)
NET REALIZED GAIN ON INVESTMENTS	2,601,844
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	46,128,097
NET GAIN ON INVESTMENTS	48,729,941
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,024,108

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2012 and 2011

	2012	2011
OPERATIONS:
Net investment loss	$(705,833)	$(1,051,603)
Net realized gain on investments	2,601,844	11,306,780
Net increase (decrease) in unrealized appreciation on investments	46,128,097	(34,361,365)
Net increase (decrease) in net assets resulting from operations	48,024,108	(24,106,188)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (914,026 and 4,121,709 shares, respectively)	50,025,921	229,076,800
Cost of shares redeemed (2,042,077 and 2,241,424 shares, respectively)	(111,159,830)	(121,830,577)
Net (decrease) increase in net assets derived from Fund share activities	(61,133,909)	107,246,223
TOTAL (DECREASE) INCREASE	(13,109,801)	83,140,035
NET ASSETS AT THE BEGINNING OF THE YEAR	199,182,539	116,042,504
NET ASSETS AT THE END OF THE YEAR (Includes accumulated
net investment loss of $(623,313) and undistributed net investment income of $0)	$186,072,738	$199,182,539

The accompanying notes to financial statements are an integral part of these statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$46.50	$48.29	$41.87	$31.85	$32.05
Income from investment operations:
Net investment loss (a)	(0.19)	(0.27)	(0.25)	(0.42)	(0.01)
Net realized and unrealized
gains (loss) on investments	12.66	(1.52)	6.67	10.44	0.02
Total from investment operations	12.47	(1.79)	6.42	10.02	0.01
Less distributions:
Distributions from net investment income	—	—	—	—	(0.21)
Distributions from net realized gains	—	—	—	—	—
Total from distributions	—	—	—	—	(0.21)
Net asset value, end of year	$58.97	$46.50	$48.29	$41.87	$31.85
TOTAL RETURN	26.82%	(3.71%)	15.33%	31.46%	(0.00%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	186,073	199,183	116,043	48,553	22,151
Ratio of expenses (after reimbursement) to average net assets*	1.53%	1.55%	1.80%	2.00%	2.00%
Ratio of net investment loss to average net assets**	(0.34%)	(0.49%)	(0.55%)	(1.24%)	(0.03%)
Portfolio turnover rate	99%	55%	80%	527%	364%

(a)	Amount calculated based on average shares outstanding throughout the year.
*
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2009 and 2008, the ratios would have been 2.51% and 2.67%, respectively.

**	If the Fund had paid all of its expenses for the years ended September 30, 2009 and 2008, the ratios would have been (1.75%) and (0.70%), respectively.

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2012

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”).  The Company was incorporated under the laws of Maryland on April 28,1988.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price.  Securities which are traded on the Nasdaq National Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(1)	Summary of Significant Accounting Policies — (Continued)

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2012, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1—Common Stocks	$180,530,218
Publicly Traded Partnerships	123,628
REITS	2,090,991
Warrants	42,367
Preferred Stocks	554,915
Total Level 1	183,342,119
Level 2—	—
Level 3—Common Stocks	0
Total	$183,342,119	*

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period.  For the year ended September 30, 2012, the following transfers were made:

Transfers into Level 1 and out of Level 2: $402.

The security transferred out of Level 2 and into Level 1 as a result of a trade price being available as of September 30, 2012.

Transfers out of Level 1 and into Level 3: $0.

The security transferred out of Level 1 and into Level 3 as a result of the security filing bankruptcy and no additional observable inputs being available as of September 30, 2012.

*  Please refer to the Schedule of Investments to view common stocks, publicly traded partnerships and preferred stocks segregated by industry type.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes.  Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  For the year ended September 30, 2012, the Fund reclassified $82,520 of net investment loss and $18,042 of accumulated realized losses to capital stock.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(1)	Summary of Significant Accounting Policies — (Continued)

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2012.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2012, open Federal tax years include the tax years ended September 30, 2009 through 2012.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2012, the Fund did not incur any interest or penalties.  The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser and manager.  The sole owner of RCM is Mr. Frederick L. Reynolds.  Mr. Reynolds is also an officer and interested director of the Fund.  Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items).  The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years.  No such reimbursements were required for the year ended September 30, 2012.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date.  On November 26, 2012, the Fund declared a distribution of $1,885,771 from long-term capital gains ($0.62743 per share).  The distribution will be paid on November 26, 2012 to shareholders of record on November 23, 2012.

(4)	Investment Transactions —

For the year ended September 30, 2012, purchases and proceeds of sales of investment securities (excluding short-term securities) were $197,707,923 and $258,604,983, respectively.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2012:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$162,967,353	$31,043,221	$(10,668,455)	$20,374,766	$ —	$1,885,771

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(5)	Income Tax Information — (Continued)

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  Capital losses incurred in taxable years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.  Post-enactment losses must be utilized prior to pre-enactment losses.  Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.  The RIC Act now allows regulated investment companies to elect to “push” to the first day of the next taxable year all or part of any late year ordinary loss, which is defined as the sum of the specified post-October losses and other post-December ordinary losses, over the specified post-October gains and other post-December ordinary gains.  This reduces the circumstances under which a regulated investment company might be required to file amended Forms 1099 to restate previously reported distributions.

The tax components of dividends paid during the year ended September 30, 2012, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, tax basis post-October losses as of September 30, 2012, which are not recognized for tax purposes until the first day of the following fiscal year, and late year ordinary losses are:

September 30, 2012						September 30, 2011
		Pre-Enactment	Post-Enactment
Ordinary	Long-Term	Net Capital	Short-Term		Late Year	Ordinary	Long-Term
Income	Capital Gains	Loss	Capital Loss	Post-October	Ordinary	Income	Capital Gains
Distributions	Distributions	Carryovers	Carryovers	Losses	Losses	Distributions	Distributions
$ —	$ —	$ —	$ —	$ —	$630,763	$ —	$ —

The Fund has utilized $3,755,501 of its capital loss carryovers during the year ended September 30, 2012.

Since there were no ordinary distributions paid for the year ended September 30, 2012, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
  Reynolds Funds, Inc.

We have audited the accompanying statement of assets and liabilities, of Reynolds Funds, Inc., comprising Reynolds Blue Chip Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2008 was audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reynolds Funds, Inc. as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
November 26, 2012

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS

Other
		Term of		# of Funds	Directorships
	Position(s)	Office and		in Complex	Held by
Name, Age	Held with	Length of	Principal Occupation(s)	Overseen	Director
and Address	the Fund	Time Served	During Past Five Years	by Director	or Officer

Non-Interested Directors:
Dennis N. Moser, 70	Director	Indefinite Term	Mr. Moser is a partner in Glenbrook Partner,	1	None
77 Stockbridge		Since 2002	LLC, a payments consulting firm.
Atherton, CA 94027

Robert E. Stauder, 82	Director	Indefinite Term	Mr. Stauder is retired. He was a principal of	1	None
436 Casabonne Lane		Since 1988	Robinson Mills + Williams, an architectural
Sonoma, CA 95476			and interior design firm, from 1991 until 1996.

Interested Director:
Frederick L. Reynolds,* 70	Director,	Indefinite Term	Mr. Reynolds is the sole owner of	1	None
3565 South Las Vegas		Since 1988	the Adviser, which business commenced in 1985.
Blvd. #403	President	One Year Term
Las Vegas, NV 89109	and	Since 1988
Treasurer

Other Officer:
N. Lynn Bowley, 54	Chief	At Discretion	Mr. Bowley has been a Compliance Officer for	N/A	None
Northern Lights	Compliance	of Board	Northern Lights Compliance Services, LLC,
Compliance Services, LLC	Officer	Since 2007	(f/k/a) Fund Compliance Services, LLC, since
17605 Wright Street			2007.
Omaha, NE 68130

__________
*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director of the Company by reason of his being an officer of the Company and the sole owner of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Reynolds Funds, Inc.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•  Information we receive from you on or in applications or other forms, correspondence or conversations.

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
DENNIS N. MOSER
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Boulevard, #403
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS
1-414-765-4124

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee.  While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

$14,000 (FY 2012) and $14,000 (FY 2011) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c)	Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no other fees billed in each the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h)  Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of November 27, 2012, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Reynolds Funds, Inc.
Registrant

By   /s/Frederick L. Reynolds
Frederick L. Reynolds, Principal Executive Officer

Date    November 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Reynolds Funds, Inc.
Registrant

By    /s/Frederick L. Reynolds
 Frederick L. Reynolds, Principal Financial Officer

Date    November 30, 2012